                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                DECEMBER 10, 2002


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          NEVADA                        001-14256               13-3869719
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         On December 10, 2002, Westport Resources Corporation, a Nevada corporation (the "Company"), entered into an Underwriting Agreement by and among the Company, Lehman Brothers Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Petrie Parkman & Co., A.G. Edwards & Sons, Inc. and McDonald Investments Inc. (the "Underwriting Agreement"). The Underwriting Agreement provides for an issuance and sale of 10,000,000 shares of the Company's common stock, par value $0.01 per share, pursuant to a prospectus supplement filed with the Securities and Exchange Commission on December 11, 2002 pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, in connection with a shelf takedown from the Company's Registration Statement on Form S-3 (File No. 333-42107), which became effective on December 24, 1997 (the "Shelf Registration Statement"). The Company has granted the underwriters a 30-day option to purchase up to an additional 1,500,000 shares of the Company's common stock to cover over-allotments, if any.

         The Company will receive net proceeds of approximately $187.9 million from this offering. The Company intends to use the net proceeds of the offering to finance, in part, the recently announced acquisition of natural gas properties and midstream gathering and compression assets in Utah.

         Pursuant to Item 601(b)(1) of Regulation S-K, the Company hereby files the Underwriting Agreement as Exhibit 1 attached hereto and incorporated herein, which Underwriting Agreement is incorporated by reference into the Shelf Registration Statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

        EXHIBIT
         NUMBER                                            EXHIBIT
         ------                                            -------
           1            Underwriting Agreement dated December 10, 2002 by and among the Company,
                        Lehman Brothers Inc., Credit Suisse First Boston Corporation, J.P. Morgan
                        Securities Inc., Petrie Parkman & Co., A.G. Edwards & Sons, Inc. and
                        McDonald Investments Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTPORT RESOURCES CORPORATION

Date:  December 11, 2002                By:        /s/ Lon McCain
                                           --------------------------------
                                        Name:  Lon McCain
                                        Title: Vice President, Chief Financial
                                               Officer and Treasurer

                                  EXHIBIT INDEX


      EXHIBIT
      NUMBER                                EXHIBIT
      -------                               -------
        1*           Underwriting Agreement dated December 10, 2002 by and among the Company,
                     Lehman Brothers Inc., Credit Suisse First Boston Corporation, J.P. Morgan
                     Securities Inc., Petrie Parkman & Co., A.G. Edwards & Sons, Inc. and
                     McDonald Investments Inc.

          *Filed herewith.